UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2019

American Outdoor Brands Corporation

(Exact Name of Registrant as Specified in Charter)

Nevada	001-31552	87-0543688
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Roosevelt Avenue

Springfield, Massachusetts 01104

(Address of principal executive offices) (Zip Code)

(800) 331-0852

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $.001 per Share	AOBC	Nasdaq Global Market Select

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 §CRF 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On September 24, 2019, we held our annual meeting of stockholders to consider and vote upon the following proposals: (1) to elect directors to serve until our next annual meeting of stockholders and until their successors are elected and qualified; (2) to provide a non-binding, advisory vote on the compensation of our named executive officers for fiscal 2018 (“say-on-pay”); (3) to ratify the appointment of Deloitte & Touche LLP, an independent registered public accounting firm, as our independent registered public accountant for the fiscal year ending April 30, 2020; and (4) to vote on a stockholder proposal requesting that we adopt a human rights policy.

The following directors were elected at the annual meeting:

Director	Votes For	Votes Withheld	Broker Non-Votes
Barry M. Monheit	33,156,249	2,158,201	13,197,391
Robert L. Scott	33,616,300	1,698,150	13,197,391
Anita D. Britt	34,486,371	828,079	13,197,391
P. James Debney	34,410,762	903,688	13,197,391
John B. Furman	32,739,288	2,575,162	13,197,391
Gregory J. Gluchowski, Jr.	34,011,737	1,302,713	13,197,391
Michael F. Golden	33,327,449	1,987,001	13,197,391
Mitchell A. Saltz	33,374,914	1,939,536	13,197,391
I. Marie Wadecki	32,924,484	2,389,966	13,197,391

Our stockholders did not approve, on an advisory basis, the compensation of our named executive officers. The voting results were as follows:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Say-on-pay proposal	13,002,948	22,122,786	188,716	13,197,391

Our stockholders ratified the appointment of Deloitte & Touche LLP as our independent registered public accountants for the fiscal year ending April 30, 2020. The voting results were as follows:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Ratification of Deloitte & Touche LLP as independent registered public accountants	47,748,560	587,267	174,241	—

Our stockholders did not approve a stockholder proposal requesting that we adopt a human rights policy. The voting results were as follows:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Stockholder proposal	11,090,183	19,524,627	4,699,640	13,197,391

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN OUTDOOR BRANDS CORPORATION

Date: September 27, 2019	By:	/s/ Jeffrey D. Buchanan
Jeffrey D. Buchanan
Executive Vice President, Chief Financial Officer, Chief Administrative Officer, and Treasurer